Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Tim Paterson-Brown, Chief Executive Officer of Medicsight, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)    the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2006 (the “Report”) fully complies with the requirements of  Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ TIM PATERSON-BROWN
Tim Paterson-Brown
Chief Executive Officer

May 12, 2006

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